Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Second Quarter 2014
July 28, 2014
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2014

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Highlights
Core net operating earnings	$99	$91	$117	$97	$87	$190	$171
Net earnings	106	103	158	83	110	209	230
Total assets	45,355	42,770	42,087	40,947	39,414	45,355	39,414
Adjusted shareholders’ equity (a)	4,298	4,191	4,109	4,048	3,978	4,298	3,978
Property and Casualty net written premiums	998	755	821	1,067	749	1,753	1,453
Annuity statutory premiums	949	967	1,381	1,167	861	1,916	1,485

Per share data
Core net operating earnings per share	$1.07	$1.00	$1.28	$1.06	$0.96	$2.07	$1.88
Diluted earnings per share	1.15	1.13	1.73	0.92	1.20	2.28	2.52
Adjusted book value per share (a)	47.95	46.79	45.90	45.36	44.78	47.95	44.78

Cash dividends per common share	0.220	0.220	1.220	0.195	0.195	0.440	0.390

Financial ratios
Annualized core operating return on equity (b)	9.6%	9.1%	11.8%	10.0%	9.2%	9.3%	9.1%
Annualized return on equity (b)	10.3%	10.3%	16.0%	8.6%	11.5%	10.3%	12.2%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	64.6%	56.9%	62.4%	66.1%	60.3%	61.1%	58.4%
Underwriting expense ratio	32.3%	35.3%	28.9%	27.4%	36.7%	33.6%	36.6%

Combined ratio - Specialty	96.9%	92.2%	91.3%	93.5%	97.0%	94.7%	95.0%

Net spread on fixed annuities:
Net interest spread	2.92%	2.81%	2.86%	2.89%	3.02%	2.87%	3.00%
Net spread earned	1.46%	1.30%	1.67%	1.50%	1.65%	1.38%	1.61%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13
Property and Casualty Insurance
Underwriting profit	$29	$58	$75	$62	$19	$87	$62
Net investment income	76	67	67	65	65	143	131
Other expense	(8)	(17)	(11)	(14)	(2)	(25)	(15)

Property and Casualty Insurance operating earnings	97	108	131	113	82	205	178

Annuity earnings	84	73	92	78	82	157	158
Run-off Long-Term Care and Life losses	(2)	(2)	(3)	(4)	(2)	(4)	(3)
Interest expense of parent holding companies	(16)	(17)	(17)	(17)	(17)	(33)	(34)
Other expense	(21)	(24)	(28)	(22)	(22)	(45)	(50)

Pre-tax core operating earnings	142	138	175	148	123	280	249

Income tax expense	43	47	58	51	36	90	78

Core net operating earnings	99	91	117	97	87	190	171

Non-core items, net of tax:
Realized gains	7	12	41	35	26	19	62
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(35)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(14)	—	—	—
ELNY guaranty fund assessments charge (a)	—	—	—	—	(3)	—	(3)

Net earnings	$106	$103	$158	$83	$110	$209	$230

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Core net operating earnings	$99	$91	$117	$97	$87	$190	$171

Net earnings	$106	$103	$158	$83	$110	$209	$230

Average number of diluted shares	91.593	91.621	91.438	91.014	91.472	91.607	91.260

Diluted earnings per share:
Core net operating earnings per share	$1.07	$1.00	$1.28	$1.06	$0.96	$2.07	$1.88

Realized gains	0.08	0.13	0.45	0.40	0.28	0.21	0.68
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.39)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.15)	—	—	—
ELNY guaranty fund assessments charge (a)	—	—	—	—	(0.04)	—	(0.04)

Diluted earnings per share	$1.15	$1.13	$1.73	$0.92	$1.20	$2.28	$2.52

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Property and Transportation	$(18)	$6	$17	$16	$(31)	$(12)	$(21)
Specialty Casualty	30	38	32	19	32	68	51
Specialty Financial	15	10	17	22	15	25	28
Other Specialty	2	5	9	5	5	7	11

Underwriting profit - Specialty	29	59	75	62	21	88	69

Other charges, included in loss and LAE	—	1	—	—	2	1	7

Underwriting profit - Core	29	58	75	62	19	87	62

Special A&E charges, included in loss and LAE	—	—	—	(54)	—	—	—

Underwriting profit (loss) - Property and Casualty Insurance	$29	$58	$75	$8	$19	$87	$62

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$1	$—	$1
Catastrophe loss	10	12	1	2	18	22	28

Total current accident year catastrophe losses	$10	$12	$1	$1	$19	$22	$29

Loss reserve development (favorable) / adverse	$14	$(31)	$(5)	$40	$(22)	$(17)	$(50)

Combined ratio:
Property and Transportation	105.5%	98.1%	95.8%	97.1%	110.3%	102.0%	103.5%
Specialty Casualty	93.6%	87.8%	89.7%	93.4%	88.4%	91.2%	90.5%
Specialty Financial	87.6%	91.0%	85.2%	82.3%	86.6%	89.3%	87.6%
Other Specialty	89.0%	79.9%	60.4%	70.7%	74.0%	84.6%	72.6%
Combined ratio - Specialty	96.9%	92.2%	91.3%	93.5%	97.0%	94.7%	95.0%

Other core charges	0.0%	0.0%	0.1%	(0.1%)	0.2%	0.0%	0.5%
Special A&E charges	0.0%	0.0%	0.0%	5.7%	0.0%	0.1%	0.0%

Combined ratio	96.9%	92.2%	91.4%	99.1%	97.2%	94.8%	95.5%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	62.1%	59.4%	62.8%	67.4%	61.1%	60.9%	60.4%
Prior accident year development	1.4%	(4.1%)	(0.4%)	4.2%	(3.2%)	(1.0%)	(3.6%)
Current accident year catastrophe loss	1.1%	1.6%	0.1%	0.1%	2.6%	1.3%	2.1%

Loss and LAE ratio	64.6%	56.9%	62.5%	71.7%	60.5%	61.2%	58.9%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Gross written premiums	$1,291	$1,024	$1,071	$1,768	$1,041	$2,315	$1,966
Ceded reinsurance premiums	(293)	(269)	(250)	(701)	(292)	(562)	(513)

Net written premiums	998	755	821	1,067	749	1,753	1,453
Change in unearned premiums	(67)	(1)	38	(118)	(40)	(68)	(57)

Net earned premiums	931	754	859	949	709	1,685	1,396

Loss and LAE	602	428	537	626	428	1,030	816
Underwriting expense	300	267	247	261	260	567	511

Underwriting profit	$29	$59	$75	$62	$21	$88	$69

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$1	$—	$1
Catastrophe loss	10	12	1	2	18	22	28

Total current accident year catastrophe losses	$10	$12	$1	$1	$19	$22	$29

Loss reserve development (favorable) / adverse	$14	$(32)	$(5)	$(13)	$(24)	$(18)	$(57)

Combined ratio:
Loss and LAE ratio	64.6%	56.9%	62.4%	66.1%	60.3%	61.1%	58.4%
Underwriting expense ratio	32.3%	35.3%	28.9%	27.4%	36.7%	33.6%	36.6%

Combined ratio	96.9%	92.2%	91.3%	93.5%	97.0%	94.7%	95.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.1%	59.5%	62.8%	67.4%	61.1%	60.9%	60.4%
Prior accident year development	1.4%	(4.2%)	(0.5%)	(1.4%)	(3.4%)	(1.1%)	(4.1%)
Current accident year catastrophe loss	1.1%	1.6%	0.1%	0.1%	2.6%	1.3%	2.1%

Loss and LAE ratio	64.6%	56.9%	62.4%	66.1%	60.3%	61.1%	58.4%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Gross written premiums	$489	$376	$447	$1,147	$446	$865	$798
Ceded reinsurance premiums	(136)	(92)	(98)	(553)	(118)	(228)	(194)

Net written premiums	353	284	349	594	328	637	604
Change in unearned premiums	(29)	17	61	(77)	(27)	(12)	(10)

Net earned premiums	324	301	410	517	301	625	594

Loss and LAE	248	201	307	407	236	449	428
Underwriting expense	94	94	86	94	96	188	187

Underwriting profit (loss)	$(18)	$6	$17	$16	$(31)	$(12)	$(21)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$1	$—	$1
Catastrophe loss	8	9	—	—	17	17	27

Total current accident year catastrophe losses	$8	$9	$—	$(1)	$18	$17	$28

Loss reserve development (favorable) / adverse	$22	$(4)	$3	$(1)	$3	$18	$(3)

Combined ratio:
Loss and LAE ratio	76.4%	67.0%	74.9%	78.8%	78.5%	71.9%	72.1%
Underwriting expense ratio	29.1%	31.1%	20.9%	18.3%	31.8%	30.1%	31.4%

Combined ratio	105.5%	98.1%	95.8%	97.1%	110.3%	102.0%	103.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	67.1%	65.3%	74.1%	79.1%	71.6%	66.3%	67.9%
Prior accident year development	6.6%	(1.1%)	0.8%	(0.2%)	1.2%	2.9%	(0.4%)
Current accident year catastrophe loss	2.7%	2.8%	0.0%	(0.1%)	5.7%	2.7%	4.6%

Loss and LAE ratio	76.4%	67.0%	74.9%	78.8%	78.5%	71.9%	72.1%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Gross written premiums	$655	$507	$459	$461	$440	$1,162	$870
Ceded reinsurance premiums	(156)	(176)	(138)	(136)	(157)	(332)	(292)

Net written premiums	499	331	321	325	283	830	578
Change in unearned premiums	(32)	(18)	(11)	(36)	(6)	(50)	(42)

Net earned premiums	467	313	310	289	277	780	536

Loss and LAE	300	172	183	174	148	472	296
Underwriting expense	137	103	95	96	97	240	189

Underwriting profit	$30	$38	$32	$19	$32	$68	$51

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	—	1	—	2	—

Total current accident year catastrophe losses	$1	$1	$—	$1	$—	$2	$—

Loss reserve development (favorable) / adverse	$(4)	$(24)	$2	$(4)	$(22)	$(28)	$(38)

Combined ratio:
Loss and LAE ratio	64.3%	55.0%	59.0%	60.3%	53.4%	60.5%	55.3%
Underwriting expense ratio	29.3%	32.8%	30.7%	33.1%	35.0%	30.7%	35.2%

Combined ratio	93.6%	87.8%	89.7%	93.4%	88.4%	91.2%	90.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.0%	62.3%	58.5%	61.4%	61.2%	63.9%	62.3%
Prior accident year development	(0.8%)	(7.7%)	0.5%	(1.2%)	(8.0%)	(3.6%)	(7.1%)
Current accident year catastrophe loss	0.1%	0.4%	0.0%	0.1%	0.2%	0.2%	0.1%

Loss and LAE ratio	64.3%	55.0%	59.0%	60.3%	53.4%	60.5%	55.3%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Gross written premiums	$147	$141	$164	$160	$155	$288	$298
Ceded reinsurance premiums	(27)	(25)	(32)	(36)	(38)	(52)	(68)

Net written premiums	120	116	132	124	117	236	230
Change in unearned premiums	(4)	1	(13)	(3)	(4)	(3)	(1)

Net earned premiums	116	117	119	121	113	233	229

Loss and LAE	40	45	42	37	37	85	79
Underwriting expense	61	62	60	62	61	123	122

Underwriting profit	$15	$10	$17	$22	$15	$25	$28

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	2	1	1	1	3	1

Total current accident year catastrophe losses	$1	$2	$1	$1	$1	$3	$1

Loss reserve development (favorable) / adverse	$(2)	$(1)	$(4)	$(4)	$—	$(3)	$(6)

Combined ratio:
Loss and LAE ratio	35.3%	37.9%	34.2%	31.2%	32.9%	36.6%	34.4%
Underwriting expense ratio	52.3%	53.1%	51.0%	51.1%	53.7%	52.7%	53.2%

Combined ratio	87.6%	91.0%	85.2%	82.3%	86.6%	89.3%	87.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	36.3%	37.1%	36.7%	33.7%	32.9%	36.7%	36.7%
Prior accident year development	(1.8%)	(0.7%)	(3.2%)	(3.2%)	(0.7%)	(1.2%)	(2.8%)
Current accident year catastrophe loss	0.8%	1.5%	0.7%	0.7%	0.7%	1.1%	0.5%

Loss and LAE ratio	35.3%	37.9%	34.2%	31.2%	32.9%	36.6%	34.4%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Gross written premiums	$—	$—	$1	$—	$—	$—	$—
Ceded reinsurance premiums	26	24	18	24	21	50	41

Net written premiums	26	24	19	24	21	50	41
Change in unearned premiums	(2)	(1)	1	(2)	(3)	(3)	(4)

Net earned premiums	24	23	20	22	18	47	37

Loss and LAE	14	10	5	8	7	24	13
Underwriting expense	8	8	6	9	6	16	13

Underwriting profit	$2	$5	$9	$5	$5	$7	$11

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	—	—	—	—

Total current accident year catastrophe losses	$—	$—	$—	$—	$—	$—	$—

Loss reserve development (favorable) / adverse	$(2)	$(3)	$(6)	$(4)	$(5)	$(5)	$(10)

Combined ratio:
Loss and LAE ratio	53.2%	45.8%	28.3%	35.0%	35.1%	49.6%	34.4%
Underwriting expense ratio	35.8%	34.1%	32.1%	35.7%	38.9%	35.0%	38.2%

Combined ratio	89.0%	79.9%	60.4%	70.7%	74.0%	84.6%	72.6%

American Financial Group, Inc. Annuity Results of Operations (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Net investment income	$289	$275	$270	$259	$257	$564	$505
Guaranteed withdrawal benefit fees	8	8	7	7	6	16	11
Policy charges and other miscellaneous income	11	10	14	10	9	21	18

Total revenues	308	293	291	276	272	601	534

Annuity benefits	166	168	137	140	120	334	254
Acquisition expenses	37	31	35	35	48	68	79
Other expenses	21	21	27	23	22	42	43

Total costs and expenses	224	220	199	198	190	444	376

Earnings before income taxes - core	84	73	92	78	82	157	158

ELNY guaranty fund assessments charge (a)	—	—	—	—	(5)	—	(5)

Earnings before income taxes	$84	$73	$92	$78	$77	$157	$153

Detail of annuity benefits above:
Interest credited - fixed	$123	$121	$118	$113	$111	$244	$220
Interest credited - fixed component of variable annuities	2	1	1	2	1	3	3
Change in expected death and annuitization reserve	5	4	5	4	6	9	10
Amortization of sales inducements	6	7	7	8	8	13	15
Guaranteed withdrawal benefit reserve	10	8	10	10	10	18	18
Change in other benefit reserves	5	3	1	2	3	8	4
Embedded derivative mark-to-market	78	54	74	33	(3)	132	77
Equity option mark-to-market	(63)	(30)	(85)	(32)	(16)	(93)	(93)
Unlockings	—	—	6	—	—	—	—

Total annuity benefits	$166	$168	$137	$140	$120	$334	$254

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Average fixed annuity investments (at amortized cost)	$22,098	$21,402	$20,524	$19,519	$18,615	$21,750	$18,280
Average annuity benefits accumulated	21,829	21,066	20,092	19,035	18,151	21,448	17,829

Investments in excess of annuity benefits accumulated	$269	$336	$432	$484	$464	$302	$451

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	5.18%	5.10%	5.21%	5.27%	5.45%	5.14%	5.46%
Interest credited	(2.26%)	(2.29%)	(2.35%)	(2.38%)	(2.43%)	(2.27%)	(2.46%)

Net interest spread on fixed annuities	2.92%	2.81%	2.86%	2.89%	3.02%	2.87%	3.00%

Policy charges and other miscellaneous income	0.14%	0.13%	0.22%	0.15%	0.13%	0.14%	0.14%
Other annuity benefit expenses, net	(0.33%)	(0.27%)	(0.31%)	(0.38%)	(0.46%)	(0.29%)	(0.41%)
Acquisition expenses	(0.64%)	(0.55%)	(0.75%)	(0.72%)	(1.00%)	(0.60%)	(0.85%)
Other expenses	(0.36%)	(0.37%)	(0.53%)	(0.44%)	(0.43%)	(0.37%)	(0.44%)
Change in fair value of derivatives	(0.27%)	(0.45%)	0.22%	0.00%	0.39%	(0.37%)	0.17%
Unlockings	0.00%	0.00%	(0.04%)	0.00%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities - core	1.46%	1.30%	1.67%	1.50%	1.65%	1.38%	1.61%

Average annuity benefits accumulated	$21,829	$21,066	$20,092	$19,035	$18,151	$21,448	$17,829
Net spread earned on fixed annuities	1.46%	1.30%	1.67%	1.50%	1.65%	1.38%	1.61%

Earnings on fixed annuity benefits accumulated	$80	$68	$84	$72	$75	$148	$144

Investments in excess of annuity benefits accumulated	$269	$336	$432	$484	$464	$302	$451
Net investment income (as % of investments)	5.18%	5.10%	5.21%	5.27%	5.45%	5.14%	5.46%

Earnings on investments in excess of annuity benefits accumulated	$3	$5	$6	$6	$6	$8	$12

Variable annuity earnings	1	—	2	—	1	1	2

Earnings before income taxes - core	84	73	92	78	82	157	158

ELNY guaranty fund assessments charge (a)	—	—	—	—	(5)	—	(5)

Earnings before income taxes	$84	$73	$92	$78	$77	$157	$153

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments charge in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Six months ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Retail single premium annuities - indexed	$403	$386	$565	$509	$472	$789	$805
Retail single premium annuities - fixed	25	39	53	48	37	64	64
Financial institutions single premium annuities - indexed	364	366	498	352	169	730	252
Financial institutions single premium annuities - fixed	95	114	201	198	118	209	229
Education market - 403(b) fixed and indexed annuities	49	50	51	49	52	99	107

Subtotal fixed annuity premiums	936	955	1,368	1,156	848	1,891	1,457

Variable annuities	13	12	13	11	13	25	28

Total annuity premiums	$949	$967	$1,381	$1,167	$861	$1,916	$1,485

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13

Beginning fixed annuity reserves	$21,453	$20,679	$19,505	$18,564	$17,737	$20,679	$17,274
Premiums	936	955	1,368	1,156	848	1,891	1,457
Federal Home Loan Bank advances	—	—	—	—	200	—	200
Surrenders, benefits and other withdrawals	(408)	(375)	(408)	(381)	(352)	(783)	(704)
Interest and other annuity benefit expenses:
Interest credited	123	121	118	113	111	244	220
Embedded derivative mark-to-market	78	54	74	33	(3)	132	77
Change in other benefit reserves	23	19	18	20	23	42	40
Unlockings	—	—	4	—	—	—	—

Ending fixed annuity reserves	$22,205	$21,453	$20,679	$19,505	$18,564	$22,205	$18,564

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$22,205	$21,453	$20,679	$19,505	$18,564	$22,205	$18,564
Impact of unrealized investment gains on reserves	117	97	71	84	87	117	87
Fixed component of variable annuities	194	194	194	196	197	194	197

Annuity benefits accumulated per balance sheet	$22,516	$21,744	$20,944	$19,785	$18,848	$22,516	$18,848

Annualized surrenders and other withdrawals as a % of beginning reserves	7.6%	7.3%	8.4%	8.2%	7.9%	7.6%	8.2%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13
Assets:
Total cash and investments	$34,843	$32,727	$31,313	$29,921	$29,262	$29,084
Recoverables from reinsurers	3,107	2,969	3,157	3,138	3,044	3,083
Prepaid reinsurance premiums	489	438	408	662	520	466
Agents’ balances and premiums receivable	902	735	739	801	754	649
Deferred policy acquisition costs	806	890	975	867	818	565
Assets of managed investment entities	2,799	2,723	2,888	2,779	2,973	3,285
Other receivables	527	524	854	1,078	422	384
Variable annuity assets (separate accounts)	681	666	665	629	608	614
Other assets	1,001	913	903	887	828	824
Goodwill	200	185	185	185	185	185

Total assets	$45,355	$42,770	$42,087	$40,947	$39,414	$39,139

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$7,370	$6,134	$6,410	$6,441	$6,098	$6,238
Unearned premiums	1,911	1,788	1,757	2,047	1,789	1,697
Annuity benefits accumulated	22,516	21,744	20,944	19,785	18,848	18,075
Life, accident and health reserves	2,082	2,039	2,008	2,011	2,017	2,021
Payable to reinsurers	445	400	508	601	367	250
Liabilities of managed investment entities	2,499	2,413	2,567	2,429	2,603	2,880
Long-term debt	912	913	913	913	949	950
Variable annuity liabilities (separate accounts)	681	666	665	629	608	614
Other liabilities	1,781	1,700	1,546	1,381	1,497	1,506

Total liabilities	$40,197	$37,797	$37,318	$36,237	$34,776	$34,231

Shareholders’ equity:
Common stock	$90	$90	$90	$89	$89	$90
Capital surplus	1,152	1,138	1,123	1,109	1,088	1,090
Appropriated retained earnings	31	49	49	45	33	64
Unappropriated retained earnings	2,913	2,842	2,777	2,729	2,664	2,620
Unrealized gains - fixed maturities	656	556	441	449	462	719
Unrealized gains - equities	149	129	121	119	138	146
Other comprehensive income, net of tax	(6)	(8)	(2)	2	(1)	4

Total shareholders’ equity	4,985	4,796	4,599	4,542	4,473	4,733

Noncontrolling interests	173	177	170	168	165	175

Total liabilities and equity	$45,355	$42,770	$42,087	$40,947	$39,414	$39,139

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13

Shareholders’ equity	$4,985	$4,796	$4,599	$4,542	$4,473	$4,733
Appropriated retained earnings	(31)	(49)	(49)	(45)	(33)	(64)

Shareholders’ equity, excluding appropriated retained earnings	4,954	4,747	4,550	4,497	4,440	4,669
Unrealized (gains) on fixed maturities	(656)	(556)	(441)	(449)	(462)	(719)

Adjusted shareholders’ equity	4,298	4,191	4,109	4,048	3,978	3,950
Goodwill	(200)	(185)	(185)	(185)	(185)	(185)
Intangibles	(66)	(27)	(22)	(26)	(29)	(33)

Tangible adjusted shareholders’ equity	$4,032	$3,979	$3,902	$3,837	$3,764	$3,732

Common shares outstanding	89.618	89.589	89.513	89.224	88.821	89.883

Book value per share:
Excluding appropriated retained earnings (a)	$55.27	$52.99	$50.83	$50.40	$49.98	$51.94
Adjusted (b)	47.95	46.79	45.90	45.36	44.78	43.94
Tangible, adjusted (c)	44.99	44.42	43.59	43.00	42.38	41.52

Market capitalization

AFG’s closing common share price	$59.56	$57.71	$57.72	$54.06	$48.91	$47.38

Market capitalization	$5,338	$5,170	$5,167	$4,823	$4,344	$4,259

Price / Adjusted book value ratio	1.24	1.23	1.26	1.19	1.09	1.08

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13

Direct obligations of AFG	$840	$840	$840	$840	$840	$840
Direct obligations of subsidiaries	72	73	73	73	89	90
Payable to subsidiary trusts	—	—	—	—	20	20

Long-term debt	$912	$913	$913	$913	$949	$950
Obligations secured by real estate	(60)	(61)	(61)	(61)	(62)	(62)

Debt excluding obligations secured by real estate	$852	$852	$852	$852	$887	$888

Total capital (a)	$6,039	$5,837	$5,633	$5,578	$5,554	$5,794
Total capital excluding obligations secured by real estate (a)	5,979	5,776	5,572	5,517	5,492	5,732

Total adjusted capital (b)	$5,383	$5,281	$5,192	$5,129	$5,092	$5,074
Total adjusted capital excluding obligations secured by real estate (b)	5,323	5,220	5,131	5,068	5,030	5,012

Ratio of debt to total capital (a):
Including debt secured by real estate	15.1%	15.6%	16.2%	16.4%	17.1%	16.4%
Excluding debt secured by real estate	14.2%	14.8%	15.3%	15.4%	16.2%	15.5%

Ratio of debt to total adjusted capital (b):
Including debt secured by real estate	16.9%	17.3%	17.6%	17.8%	18.6%	18.7%
Excluding debt secured by real estate	16.0%	16.3%	16.6%	16.8%	17.6%	17.7%

(a)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings.
(b)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six months ended
	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	06/30/14	06/30/13
Property and Casualty Insurance

Paid Losses (GAAP)	$530	$510	$577	$417	$520	$1,040	$877

	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13
Statutory Surplus

Property and Casualty Insurance	$2,227	$1,981	$1,896	$2,133	$2,096	$2,090

AFG’s principal annuity subsidiaries (total adjusted capital)	$1,751	$1,688	$1,661	$1,590	$1,517	$1,483

Allowable dividends without regulatory approval

Property and Casualty Insurance	$335	$335	$335	$237	$237	$237
Annuity and Run-off	275	275	275	158	158	158

Total	$610	$610	$610	$395	$395	$395

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income June 30, 2014 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,189	$653	$274	$—	$2,116	6%
Fixed maturities - Available for sale	5,895	23,081	12	—	28,988	83%
Fixed maturities - Trading	224	119	—	—	343	1%
Equity securities	1,007	423	43	—	1,473	4%
Policy loans	—	233	—	—	233	1%
Mortgage loans	152	768	—	—	920	3%
Real estate and other investments	323	706	9	(268)	770	2%

Total cash and investments	$8,790	$25,983	$338	$(268)	$34,843	100%

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$55	$279	$—	$—	$334
Fixed maturities - Trading	3	1	—	—	4
Equity securities	10	4	2	—	16
Equity in investees	3	4	—	—	7
Other investments	6	20	—	(7)	19

Gross investment income	77	308	2	(7)	380

Investment expenses	(1)	—	—	—	(1)

Total net investment income	$76	$308	$2	$(7)	$379

	Equity Securities
	Cost	Fair Value	Unrealized Gain (Loss)

Annuity and Run-off	$369	$423	$54
Property and Casualty Insurance	826	1,007	181
Other	43	43	—

Total AFG consolidated	$1,238	$1,473	$235

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated June 30, 2014 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$377	$383	$6	1%	1%
States, municipalities and political subdivisions	6,010	6,259	249	21%	18%
Foreign government	253	263	10	1%	1%
Residential mortgage-backed securities	4,284	4,694	410	16%	14%
Commercial mortgage-backed securities	2,396	2,589	193	9%	7%
Asset-backed securities	3,189	3,223	34	11%	9%
Corporate bonds
Manufacturing	2,221	2,370	149	8%	7%
Banks, lending and credit institutions	2,218	2,364	146	8%	7%
Gas and electric services	1,289	1,422	133	5%	4%
Insurance and insurance related	798	867	69	3%	2%
Other corporate	4,595	4,897	302	17%	14%

Total AFG consolidated	$27,630	$29,331	$1,701	100%	84%

Annuity and Run-off	$21,726	$23,200	1,474	79%	66%
Property and Casualty Insurance	5,903	6,119	216	21%	18%
Other	1	12	11	0%	0%

Total AFG consolidated	$27,630	$29,331	$1,701	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	5.02%
Net of investment expense (a)	5.02%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio June 30, 2014 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$86	$87	$1	0%
States, municipalities and political subdivisions	3,546	3,703	157	16%
Foreign government	17	19	2	0%
Residential mortgage-backed securities	3,345	3,688	343	16%
Commercial mortgage-backed securities	2,170	2,350	180	10%
Asset-backed securities	2,365	2,396	31	11%
Corporate debt	10,197	10,957	760	47%

Total Annuity and Run-off	$21,726	$23,200	$1,474	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	5.24%
Net of investment expense (a)	5.26%

Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$291	$296	$5	5%
States, municipalities and political subdivisions	2,464	2,556	92	42%
Foreign government	236	244	8	4%
Residential mortgage-backed securities	938	994	56	16%
Commercial mortgage-backed securities	226	239	13	4%
Asset-backed securities	824	827	3	13%
Corporate debt	924	963	39	16%

Property and Casualty Insurance	$5,903	$6,119	$216	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.17%
Net of investment expense (a)	4.08%
Tax equivalent, net of investment expense (b)	4.68%

Approximate average life and duration:
Approximate average life	5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation June 30, 2014 ($ in millions)

	GAAP Data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,152	$6,404	$252	22%
AA	5,781	6,005	224	20%
A	7,067	7,524	457	26%
BBB	4,922	5,303	381	18%

Subtotal - Investment grade	23,922	25,236	1,314	86%

BB	724	766	42	2%
B	475	499	24	2%
Other	2,509	2,830	321	10%

Total	$27,630	$29,331	$1,701	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$21,582	79%	$21,583	$22,917	$1,334
NAIC 2	4,848	18%	4,848	5,212	364

	26,430	97%	26,431	28,129	1,698

NAIC 3	520	2%	520	548	28
NAIC 4	234	1%	235	247	12
NAIC 5	42	0%	42	49	7
NAIC 6	45	0%	49	70	21

Total	$27,271	100%	$27,277	$29,043	$1,766

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated June 30, 2014 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$326	$334	$8	4%	1%
Prime (Non-Agency)	2,084	2,305	221	32%	7%
Alt-A	983	1,092	109	15%	3%
Subprime	891	963	72	13%	3%

Subtotal - Residential	4,284	4,694	410	64%	14%
Commercial	2,396	2,589	193	36%	7%

Total AFG consolidated	$6,680	$7,283	$603	100%	21%

Annuity and Run-off	$5,515	$6,038	523	83%	17%
Property and Casualty Insurance	1,164	1,233	69	17%	4%
Other	1	12	11	0%	0%

Total AFG consolidated	$6,680	$7,283	$603	100%	21%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 84%; Alt-A 78%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 712; Subprime 641.

•	100% of our Commercial MBS portfolio is investment-grade rated (85% AAA) and the average subordination for this group assets is 39%.

•	The approximate average life by collateral type is - Residential 5 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio June 30, 2014 ($ in millions)

Annuity and Run-off: By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$132	$138	$6	2%	1%
Prime (Non-Agency)	1,849	2,041	192	34%	8%
Alt-A	746	836	90	14%	3%
Subprime	618	673	55	11%	3%

Subtotal - Residential	3,345	3,688	343	61%	15%
Commercial	2,170	2,350	180	39%	9%

Total Annuity and Run-off	$5,515	$6,038	$523	100%	24%

Property and Casualty Insurance: By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$194	$196	$2	16%	2%
Prime (Non-Agency)	234	252	18	20%	3%
Alt-A	237	256	19	21%	3%
Subprime	273	290	17	24%	3%

Subtotal - Residential	938	994	56	81%	11%
Commercial	226	239	13	19%	3%

Total Property and Casualty Insurance	$1,164	$1,233	$69	100%	14%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation June 30, 2014 ($ in millions)

	GAAP data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,883	$3,075	$192	42%
AA	383	405	22	5%
A	541	574	33	8%
BBB	257	279	22	4%

Subtotal - investment grade	4,064	4,333	269	59%

BB	331	345	14	5%
B	407	424	17	6%
Other	1,878	2,181	303	30%

Total	$6,680	$7,283	$603	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$6,285	95%	$6,286	$6,928	$642
NAIC 2	127	2%	127	128	1

	6,412	97%	6,413	7,056	643

NAIC 3	45	1%	45	46	1
NAIC 4	104	2%	104	111	7
NAIC 5	4	0%	4	12	8
NAIC 6	26	0%	27	43	16

Total	$6,591	100%	$6,593	$7,268	$675